Exhibit 99.1

© 2022 Zynerba Pharmaceuticals, Inc. All rights reserved. NASDAQZYNE Advancing Science.Improving Connections.Next-Generation Transdermal Cannabinoid TherapeuticsNovember 2022

Forward-Looking StatementsThe statements in this presentation may include forward-looking statements within the meaning of the private securities litigation reform act of 1995. These statements, among other things relate to the future operations, opportunities or financial performance of Zynerba pharmaceuticals, inc. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from the company’s current expectations, including the following: the company’s cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; the results, cost and timing of the company’s clinical development programs, including any delays to such clinical trials relating to enrollment or site initiation;clinical results for the company’s product candidates may not be replicated or continue to occur in the company’s ongoing or planned clinical trials in FXS, 22q, or ASD, or in any additional trials, and may not otherwise support further development in a specified indication or at all;the company’s planned reconnect trial may not be determined to be sufficient to support a submission for regulatory approval, including an ndaor maa; actions or advice of the U.S. Food and drug administration and foreign regulatory agencies may affect the design, initiation,timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; the company’s ability to obtain and maintain regulatory approval for its product candidates, and the labeling under any such approval; the company’s expectations regarding its ability to obtain and adequately maintain sufficient intellectual property protection for its product candidates. These and other risks are described in our filings with the securities and exchange commission, available at www.sec.gov. Any forward-looking statements that the company makes in this presentation speak only as of the date of this presentation. The company assumes no obligation to update forward-looking statements whether as a result of new information, future events or otherwise, after the date of this presentation.November 2022Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 2 © 2022 Zynerba Pharmaceuticals, Inc. All rights reserved. Zynerba and Zygel are trademarks of Zynerba Pharmaceuticals, Inc. All other trademarks and registered trademarks are property of their respective owners. trademarks are property of their respective owners.

A different and exciting approach to Cannabidiol

An Orphan-Focused Neuropsychiatric, Biopharmaceutical Company

Zynerba

FIRST AND ONLY TRANSDERMAL CANNABIDIOL GEL

Permeation-enhanced

Patent-protected through 2040

Pharmaceutically manufactured; THC free

LATE-STAGE PIPELINE

One Phase 3 clinical program ongoing

Two additional indications are Phase 3 ready

POSITIONED FOR SUCCESS

Leadership expertise in transdermal delivery, rare diseases and specialty markets

Clean balance sheet and cash runway into Q1 2024

A different and exciting approach to Cannabidiol

4 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. November 2022

Benefits of Our Approach to Cannabidiol Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 5 FDA regulated Consistency of production Purity of ingredients No THC –not a scheduled drug by U.S. DEA Scalable production process PHARMACEUTICAL MANUFACTURINGPHARMACEUTICALDISPENSARY Ease of application for caregivers of patients with behavioral issues Minimizes GI side effects and reduces risk for liver toxicity Lower risk for drug/drug interactions Avoids conversion to THC in stomach TRANSDERMAL DELIVERY November 2022

Clinical Development Programs Fragile X SyndromeFXS 22q Deletion Syndrome22q Autism Spectrum DisorderASD

Overlap of Symptoms Across Conditions


FXS
ASD
22q
Anxiety
Seeks Isolation
Social Avoidance
Lack of Interaction
Attention Deficits
Irritability

7
Zynerba Pharmaceuticals | Advancing Science. Improving Connections.
November 2022

Focused Clinical Pipeline

Zygel™ (ZYN002 Cannabidiol Gel)



Regulatory Filing
Preclinical
Phase 1
Phase 2
Pivotal
Market

Fragile X Syndrome (FXS)

U.S. Orphan Drug and Fast Track designations; EU Orphan Drug designation

22q Deletion Syndrome (22q)

U.S. Orphan Drug designation; EU Orphan Drug designation

Autism Spectrum Disorder (ASD)

Initiation of Phase 3 Trial Deferred

8
Zynerba Pharmaceuticals | Advancing Science. Improving Connections.
November 2022

•Zygel safety database across all clinical studies includes data from over 900 volunteers and patients•Majority of treatment-emergent AEs (TEAE) were mild or moderate •Most common Zygel-related TEAE are application site events, the majority of which were mild and transient •No clinically significant changes in vital signs or ECGs•No Zygel-related clinically significant changes in laboratory values, including liver function testsZynerba Pharmaceuticals | Advancing Science. Improving Connections. 9 Well-Tolerated Safety Profile November 2022

Fragile X Syndrome

What is Fragile X Syndrome (FXS)

Zynerba

- Leading known cause of inherited intellectual disability and autism spectrum disorder
- Mutation of the *FMR1* gene causes endocannabinoid system (ECS) dysregulation
  - Easily identified mutation manifests as multiple CGG repeats on *FMR1* (full mutation >200 repeats)
  - Resulting in cognitive, social, and behavioral symptoms
- Behavioral Symptoms linked to deficiencies in the ECS

~78K
U.S. PATIENTS

~121K
EU/UK PATIENTS

WITH FXS

U.S. & EU Orphan Drug Designation Granted for FXS

11 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. November 2022

Poised for Success in FXSZynerba Pharmaceuticals | Advancing Science. Improving Connections. 12 Largest clinical trial ever conducted in children with FXS Extensive safety database Patients on drug for up to five years Statistically significant outcomes in children with complete methylation Lessons Learned from Previous Trials Improve Probability of Success in RECONNECTPivotal Trial November 2022

Role of *FMR1* Methylation in FXS

- *FMR1* gene codes for production of FMRP* which is vital to synapse development
- Methylation of the *FMR1* gene plays a role in determining gene function
  - When methylation of the *FMR1* gene silences the gene, no FMRP is produced:
  - Systems and processes affected by FMRP become dysregulated
- ~60% of FXS patients are believed to be completely methylated
- Completely methylated patients are the most severely impacted

~47K
U.S. PATIENTS

~73K
EU/UK PATIENTS

WITH COMPLETE METHYLATION

**RNA-binding protein that helps regulate synaptic development and plasticity*

13 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. November 2022

CONNECT-FX Trial Key Learning: Results with complete methylation of *FMR1* gene

Zynerba

Consistent Improvements Observed with Zygel vs. Placebo in Patients with Complete Methylation

PRIMARY ENDPOINT

ABC-C_{FXS} Social Avoidance Subscale

40% median percent improvement in socially avoidant behaviors
(p=0.027*)

CAREGIVER REPORTED BEHAVIOR CHANGE

Caregiver Global Impression of Change (ZYGEL vs Placebo)

SOCIAL INTERACTION
63% vs 37%
(p=0.005*)

IRRITABLE/DISRUPTIVE BEHAVIORS
54% vs 33%
(p=0.027*)

SOCIAL AVOIDANCE/ISOLATION
58% vs 46%
(p=0.195)

OVERALL BEHAVIOR
61% vs 46%
(p=0.100)

CLINICIAN REPORTED BEHAVIOR IMPROVEMENTS

Clinical Global Impression of Improvement (anchored)**

ANY IMPROVEMENT
Zygel vs placebo 50% vs 36%
(p=0.128)

CLINICALLY MEANINGFUL BEHAVIOR IMPROVEMENTS

More Patients Achieved Meaningful Change (ZYGEL vs Placebo)

SOCIAL AVOIDANCE (≥ 3 POINTS)
56% vs 37%
(p=0.030*)

IRRITABILITY (≥ 9 POINTS)
37% vs 26%
(p=0.232)

*Statistically significant , **Not specific to Social Avoidance

Ad hoc analysis of 136 patients with complete methylation

14 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. November 2022

Clinically Meaningful Change[a] Achieved and Maintained in Patients with Complete Methylation of *FMR1* Gene[b]

Zynerba

Change in ABC-C_{FXS} Social Avoidance



CONNECT-FX Double-Blind[c]
Open-Label Extension Patients on Zygel
Cumulative Percentage of Patients
100
90
80
70
60
50
40
30
20
10
0
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16
Month
Zygel (n=47)
Placebo (n=49)
Switch from Placebo to Zygel

a. Meaningful change in Social Avoidance: ≥3-point improvement from baseline; maintained for ≥ 2 consecutive visits
b. Patients matching primary efficacy population in RECONNECT
c. ZYN2-CL-016 (CONNECT-FX)

15 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. November 2022

Design Optimized from CONNECT-FX TrialZynerba Pharmaceuticals | Advancing Science. Improving Connections. 16 More patient and family friendlyExtending trial to 18-weeksIncreased dosing option for individuals >50 kgSuccessful completion of Phase 3 pivotal trial expected to satisfy requirements for an NDA submission in the U.S. and a marketing authorization application in the EU. Primary endpoint: Patients with complete methylationNovember 2022

RECONNECT Confirmatory Pivotal Trial Design

Zynerba

Double-Blind, Placebo-Controlled Study: Initiated

18 weeks

3 to 17 years old
Moderate-to-Severe FXS

Zygel
(n~100; 80*)

250 mg daily (≤30kg)
500 mg daily (>30kg)
750 mg daily (>50kg)
(weight-based dose)

Patients randomized (1:1) to receive either Zygel or placebo

Placebo
(n~100; 80*)

Mirrors Zygel administration

Open Label Extension (OLE): Ongoing

24 months

All patients receive Zygel

*Patients with complete methylation of *FMR1* gene

17

Zynerba Pharmaceuticals | Advancing Science. Improving Connections.

November 2022

RECONNECT Trial Objectives

Zynerba

PRIMARY ENDPOINT

Change from baseline to end of treatment in ABC-C_{FXS} Social Avoidance subscale in patients who have complete (100%) methylation of their *FMR1* gene

SECONDARY ENDPOINTS

- Change from baseline to end of treatment in:
  - ABC-C_{FXS} Irritability subscale in patients who have complete methylation
  - ABC-C_{FXS} Social Avoidance subscale among all randomized patients (complete and partial methylation)
- Percent of patients:
  - Any improvement on the Caregiver Global Impression of Change (CaGI-C) for Social Interactions among patients with complete methylation
  - Rated as improved on the Clinical Global Impression-Improvement (CGI-I) scale among patients with complete methylation

18 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. November 2022

Next Steps in FXS Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 19 Continued RECONNECTpivotal trial enrollmentTopline results expected in 2H 2023November 2022

22q11.2 Deletion Syndrome (22q)Image courtesy Positive Exposure © 2016 Positive Exposure. All rights reserved. www.PositiveExposure.org ..Eliza, living with 22q11.2 deletion syndrome

What is 22q11.2 Deletion Syndrome (22q)?

- Rare disorder and second most common genetic disorder, behind Down syndrome
- Midline condition with abnormalities affecting palate, face, heart and other organs; surgically corrected in infancy
- Neuropsychiatric illnesses and learning disabilities common
  - Early onset of neuropsychiatric symptoms disrupts development and quality of life, and heightens risk of later psychotic disorders
- No drugs currently approved

~83K
U.S. PATIENTS

~129K
EU/UK PATIENTS

WITH 22q

21 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. November 2022

Rationale for Zygel in 22q

Zynerba

- Overlapping symptoms with FXS and ASD
  - Associated with increased anxiety, irritability, social withdrawal and social interaction problems
- Cannabidiol may treat neuropsychiatric symptoms due to activity as:
  - Modulator of ECS
  - Agonist at $serotonin_{1A}$ receptors
  - Antagonist at GPR55 receptors

U.S. & EU ORPHAN DRUG

DESIGNATION GRANTED FOR TREATMENT OF 22q

22 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. November 2022

INSPIREPhase 2 Trial DesignZynerba Pharmaceuticals | Advancing Science. Improving Connections. 23 Period 1: Completed 14 weeks 4 to 15 years oldWith 22q11.2 Deletion Syndrome Zygel(n = 20)250 mg daily (≤35kg)500 mg daily (>35kg)(weight-based dose)Period 2: Ongoing 24 weeks Efficacy assessments include:(week 14 vs baseline) •Anxiety, Depression and Mood Scale (ADAMS)•Aberrant Behavior Checklist-Community (ABC-C)•Pediatric Anxiety Rating Scale-Revised (PARS-R) •Clinical Global Impression —Severity and Improvement (n = 13 of 17 Completers)November 2022

•Statistically significant improvements at 14 weeks of treatment compared to baseline for multiple efficacy assessments:•The total score and all five subscales of the Anxiety, Depression and Mood Scale (ADAMS)•All five subscales of the Aberrant Behavior Checklist –Community (ABC-C)•Pediatric Anxiety Rating Scale -Revised (PARS –R) •The majority of patients showed clinically meaningful improvements at week 14 as demonstrated by the Clinical Global Impression –Improvement (CGI-I) •Seventy-five percent of patients were rated by the clinicians as “improved”, “much improved” or “very much improved” •Nearly two-thirds (62.5%) of the patients being “much improved” or “very much improved” •Zygel was shown to be well tolerated, and the safety profile was consistent with previously released data from other Zygel clinical trials•Three patients reported treatment related adverse events which were all mild application site adverse events•One patient discontinued treatment due to adverse events not related to Zygel 24 Positive Topline Results from INSPIRE TrialZynerba Pharmaceuticals | Advancing Science. Improving Connections.November 2022

Efficacy: Significant Improvement in Anxiety as Measured by the PARS-R

Mean PARS-R Scores and Percentage Improvement



40.6%
(P=.0005)
16
14
12
10
8
6
4
2
0
14.7
8.5
Baseline (n=15)
Week 14 (n=15)
Improvement

The efficacy analysis included 15 patients for PARS-R (2 patients did not have valid assessments at w eek 14).

PARS-R, Pediatric Anxiety Rating Scale-Revised.

- The PARS-R is a clinical interview that assesses symptoms of anxiety and generates a composite score for:
  - Overall frequency of anxiety symptoms
  - Overall severity of anxiety feelings
  - Overall avoidance of anxiety-provoking situations
  - Interference with family relationships and/or performance at home
  - Interference with peer and adult relationships and/or performance outside of home
- At Baseline, patients had clinically significant moderate anxiety on average (PARS-R=15)
- At Week 14, patients had improved to minimal to mild anxiety on average (PARS-R=5-10)

25 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. November 2022

Efficacy: Significant Improvements in ADAMS Total and Subscale Scores and All ABC-C Subscale Scores

Zynerba

ADAMS Total and all Subscale Scores



Mean Scores and Percentage Improvement
45.3%
(P=.0005)
ADAMS total and subscale score
40
35
30
25
20
15
10
5
0
36.1
17.7
43.6%
(P=.0005)
10.4
5.1
50.3%
(P=.0033)
7.6
3.4
41.3%
(P=.0084)
8.7
4.3
64.0%
(P=.0037)
3.0
1.1
38.2%
(P=.0032)
7.6
4.4
Total Score
General Anxiety
Depressed Mood
Social Avoidance
Obsessive/ Compulsive Behavior
Manic/ Hyperactive Behavior
Improvement
Baseline (n=16)
Week 14 (n=16)

The efficacy analysis included 16 patients for ADAMS (1 patient did not have a valid assessment at week 14).

ADAMS, Anxiety, Depression, and Mood Scale.

ABC-C Subscale Scores



Mean Scores and Percentage Improvement
36.3%
(P=.0055)
ABC-C subscale score
20
18
16
14
12
10
8
6
4
2
0
18.4
10.0
18.3%
(P=.0166)
4.2
2.4
52.1%
(P=.0155)
3.9
1.6
27.6%
(P=.011)
14.4
7.9
16.5%
(P=.0091)
18.1
10.4
Irritability
Inappropriate Speech
Stereotypy
Social Withdrawal
Hyperactivity
Improvement
Baseline (n=16)
Week 14 (n=16)

The efficacy analysis included 16 patients for ABC-C (1 patient did not have a valid assessment at week 14).

ABC-C, Aberrant Behavior Checklist-Community.

26 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. November 2022

Next Steps in 22qZynerba Pharmaceuticals | Advancing Science. Improving Connections. 27 Discuss regulatory pathway with FDA Initiate Phase 3 program after FDA discussions and RECONNECT toplineresultsNovember 2022

Autism Spectrum Disorder

Rationale for Zygel in Autism Spectrum Disorder (ASD)

Zynerba

- Results from FXS trials suggested spectrum of activity against behaviors also seen in ASD: irritability, social avoidance and anxiety
- Studies suggested ASD is linked to disruption of the ECS
  - Altered anandamide* signaling may contribute to ASD-related social and communication impairments
  - The ECS modulates many cellular functions and molecular pathways altered in ASD
  - Cannabidiol may modulate the ECS and improve certain autism-related behaviors

~1.4M

U.S. CHILDREN AND ADOLESCENTS

WITH ASD

* Anandamide is one of two primary endocannabinoids

29

Zynerba Pharmaceuticals | Advancing Science. Improving Connections.

November 2022

BRIGHTOpen-label Phase 2 Trial DesignZynerba Pharmaceuticals | Advancing Science. Improving Connections. 30 Period 1 14 weeks 3 to 16 years oldModerate-to-Severe ASD Zygel(n = 37)250 mg daily (≤35kg)500 mg daily (>35kg)(weight-based dose)Period 2 24 weeks 18 Patientswith ≥ 35% improvementin Irritability at week 14continued on ZygelNovember 2022

BRIGHT Phase 2 Trial Results: Period 1

Statistically Significant Results at Week 14 Compared to Baseline (Completers in Efficacy Population n=28†)

Aberrant Behavior Checklist—Community (ABC-C) subscales % improvement	Autism Impact Measure (AIM) % improvement	Autism Parenting Stress Index	Qualitative Caregiver Behavioral Problems Survey % improvements	Parent Rated Anxiety Scale for ASD (PRAS-ASD)
Irritability: 39% (*p*<0.0001*)	Atypical behavior: 34% (*p*<0.001*)	Mean improvement:39% (*p*<0.0001*)	Behavioral: 69% improved	Mean improvement: 46% (*p*<0.0001*)
Inappropriate Speech: 43% (*p*=0.0002*)	Communication: 20% (*p*<0.001*)		Social: 63% improved	
Stereotypy: 39% (*p*<0.0001*)	Peer interaction: 20% (*p*<0.001*)		Emotional: 72% improved	
Social Withdrawal: 36% (*p*<0.0001*)	Repetitive behavior: 33% (*p*<0.001*)			
Hyperactivity: 36% (*p*<0.0001*)	Social reciprocity: 11% (*p*=0.0053*)			

† n=26 for ABC-C inappropriate speech; *Statistically significant; Full data available in May 26, 2020 and October 15, 2020 press releases

31 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. November 2022

ABC-C Irritability: Primary Endpoint to Support NDA Filing

Zynerba

BRIGHT Period 2 Results: Statistically Significant Improvements from Baseline Sustained through Week 38[1]



ABC-C Subscale Score
40
35
30
25
20
15
10
5
0
56% (P<0.0001)
50% (P<0.0001)
61% (P<0.0001)
60% (P<0.0001)
53% (P<0.0001)
Irritability
Inappropriate Speech
Stereotypy
Social Withdrawal
Hyperactivity
Mean Scores
Baseline
Week 14
Week 38

n=18
Lower values reflect improvement in each ABC-C subscale.

*Same primary endpoint utilized in pivotal trials for two existing FDA approved ASD treatments
[1]18 of 27 patients that completed week 14 demonstrated ≥35% improvement in the ABC-C at week 14 and were allowed to continue treatment for additional 24 weeks.

32 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. November 2022

Next Steps in ASDZynerba Pharmaceuticals | Advancing Science. Improving Connections. 33 Submit Investigational New Drug (IND) application specific to ASD with finalized clinical protocolASD is now third in priority and initiation of Phase 3 program is deferred at this timeNovember 2022

Positioned for Success

Leadership

Zynerba



Armando Anido
Chairman of the Board and CEO



Terri B. Sebree
President



Joe Apostolico
VP, Human Resources



Jim Fickenscher
CFO and VP, Corporate Development



Terry Hurst
GM, Zynerba Pharmaceuticals Pty Ltd (Australia)



Paul Kirsch
VP, Regulatory Affairs and Quality Assurance



Ray Mannion
VP, Manufacturing



Carol O'Neill
VP, Development



Stephen O'Quinn, PharmD
VP, Medical Affairs



Albert P. Parker
Chief Legal Officer



Brian Rosenberger
VP, Commercial and Business Development



Nancy Tich, Ph.D.
VP, Clinical

Adaptimmune | antares pharma | AUXILIUM | COVANCE | gsk | IROKO | NEUROCRINE BIOSCIENCES | NuPathe | ONCOCYTE | sunovion | teva | Trevena

35 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. November 2022

Financial StrengthZynerba Pharmaceuticals | Advancing Science. Improving Connections. 36 CASH AND CASH EQUIVALENTS$55.9Mas of September 30, 2022;expected to be sufficient to fund operations and capital requirements into Q1 2024BALANCE SHEET CLEANNo debt, 47.1M shares outstanding (as of November 9, 2022) November 2022

A Year of Clinical Progress Ahead

Zynerba

Fragile X Syndrome (FXS)	22q Deletion Syndrome (22q)	Autism Spectrum Disorder (ASD)
Pivotal trial results expected in 2H 2023	**Finalize regulatory pathway with FDA; Initiate Phase 3 after RECONNECT topline results**	**Submit IND with finalized clinical protocol; initiation of Phase 3 program deferred**
U.S. Orphan Drug and Fast Track designations; EU Orphan Drug designation	U.S. and EU Orphan Drug designations	

37

Zynerba Pharmaceuticals | Advancing Science. Improving Connections.

November 2022

•Launch Zygel for FXS into a $1.9B+ U.S. market opportunity•Establish a fully integrated organization with U.S. commercial presence•Preparing for EU approval in FXS•Advance 22q and ASD Ph3 programs towards completion •Leader in transdermal cannabidiol delivery •Late-stage clinical company with multiple CNS programs, all in areas of high unmet need •Launch Zygel in FXS via strategic partners in EU and other Territories•Launch Zygel into additional multi-billion $ market of 22q •Optimize Zygel growth with additional synergistic indications•Accelerate further growth through complimentary asset licensing and acquisition …and Beyond Zynerba Today… …in 2025 Zynerba Vision for Future GrowthZynerba Pharmaceuticals | Advancing Science. Improving Connections. 38 •Launch Zygel for FXS into a $1.9B+ U.S. market opportunity•Establish a fully integrated organization with U.S. commercial presence•Prepare for EU approval in FXS•Advance 22q Ph3 program towards completion November 2022

A different and exciting approach to Cannabidiol

© 2022 Zynerba Pharmaceuticals, Inc. All rights reserved. NASDAQZYNE Thank you!